IMPORTANT UPDATE FOR

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF
SHAREHOLDERS OF FIRST REAL ESTATE INVESTMENT
TRUST OF NEW JERSEY

Change in Location of the Special Meeting in lieu of Annual Meeting of Shareholders

(As announced in the Notice of Special Meeting in Lieu of Annual Meeting of Shareholders dated March 9, 2020 accompanying the Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 9, 2020)

Meeting Date: Tuesday, April 21, 2020

Meeting Time: 7:00 p.m. (Eastern Time)

Meeting Access: www.meetingcenter.io/207363373

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, shareholders, and our community, please note that the location of the Special Meeting in Lieu of Annual Meeting of Shareholders (the “Special Meeting”) of First Real Estate Investment Trust of New Jersey (the “Trust”) has been changed, and will be held over the Internet in a virtual meeting format only. Due to public health concerns, you will not be able to attend the Special Meeting in person.

To access the Special Meeting over the Internet, please visit the link to the virtual meeting specified next to “Meeting Access” above. Only shareholders of the Trust will be permitted to access the Special Meeting. To log in to the virtual meeting, shareholders will be required to have (1) a control number and (2) a password. The control number to be used by a shareholder to access the virtual meeting is the same control number set forth on the proxy card delivered with the Notice of Special Meeting in Lieu of Annual Meeting and other proxy materials. The password for the meeting is “FREVS20.”

Shareholders will have the opportunity to submit questions to the meeting through the virtual meeting website. The virtual meeting website will be available to shareholders in advance of the Special Meeting, so that shareholders will also have the opportunity to submit questions in advance of the meeting through the virtual meeting website.

If you were a shareholder as of the close of business on March 3, 2020, the record date for the Special Meeting, and you have your control number, you may vote during the Special Meeting by following the instructions available on the virtual meeting website during the meeting. For shareholders of record as of the record date, the control number can be found on your proxy card or notice, or email you previously received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Trust, along with your name and email address, to Computershare Trust Company, the Trust’s transfer agent. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 17, 2020. You will receive a confirmation email from Computershare Trust Company of your registration.

Requests for registration should be directed to Computershare Trust Company in either of the following manners:

By email: Forward the confirmation email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail: Submit proof of your proxy power (legal proxy) reflecting your holdings in the Trust along with your name and email address to Computershare at the following address:

Computershare
First Real Estate Investment Trust of New Jersey Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

All shareholders are encouraged to attend the virtual meeting; however, shareholders will not need to vote on the virtual meeting platform if they have returned proxies prior to the date of the meeting.

Whether you are a shareholder of record or you hold your shares through an intermediary, if you have already submitted a proxy, your shares will be counted at the Special Meeting, and you do not need to submit another proxy or attend the Special Meeting and vote on the virtual meeting website.

If you have not yet submitted a proxy, please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Special Meeting.